SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

Securities Act Registration No. 2-60951

Investment Company Act Registration No. 811-2815

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 57 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 58 ☒

COPLEY FUND, INC.

(Exact Name of Registrant as Specified in Charter)

5348 Vegas Drive

Las Vegas, NV 89108

(Address of Registrant’s Principal Executive Offices (Zip Code)

Registrant’s Telephone Number, including Area Code (508) 674-8459

Registered Agent, Inc.

769 Basque Way, Suite 300

Carson City, NV 09706

(Name and Address of Agent for Service)

Copy to:

David I. Faust, Esq.

Gallet Dreyer & Berkey, LLP

845 Third Avenue

New York, NY 10022

(212) 935-3131

Approximate Date of Proposed Public Offering: As soon as practicable after this Amendment becomes effective.

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Notice required by Rule 24f-2 was filed with the Commission on June 1, 2021.

COPLEY FUND, INC.

PROSPECTUS
COPLEY FUND, INC.
Ticker Symbol COPLX
Primary Investment Objective
Capital Appreciation and
Accumulation of Dividend Income
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
June 29, 2021
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investment Products Offered:
• Are not FDIC insured
• May lose value
• Are not bank guaranteed

COPLEY FUND, INC.
INVESTMENT OBJECTIVE

The Fund seeks to generate net long-term capital gains and dividend income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held Less Than 10 Days	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.27%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	3.78%
Net taxes*	3.30%
Total Annual Fund Operating Expenses	4.05%
Fee Waiver(a)	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver(b)	4.02%

(a)
The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to waive $60,000 of its fee per annum. This agreement is effective through February 28, 2022. After February 28, 2022 the Adviser or the Fund can choose not to continue the agreement.

(b)
In comparing the Copley Fund to other mutual, funds investors should consider the Fund’s unique tax characteristics related to the accrual of deferred taxes. Please see “Accumulated Earnings Tax” and “Tax on Unrealized Appreciation” on pages 8 and 10, respectively. The Fund is required to include deferred taxes in calculating its expense ratio even though they are not currently payable. The Fund’s total annual operating expense ratio after advisory fee waiver and without the inclusion of net regular and deferred taxes is 0.72%.

*
The components of net tax expense consists of tax expense $13,536,102, or 14.82% of average net assets, and tax benefit of $10,520,936, or 11.52% of average net assets.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Fund’s operating expenses remain the same. The example also assumes that the current contractual fee waiver is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$404	$1,230	$2,071	$4,246

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119,33% of the average value of its portfolio. This higher than usual turnover rate was the result of the Fund rebalancing the portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 90% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System. The Fund invests in stocks from a variety of industries included in the energy, communication, financial, pharmaceutical, insurance, retail and pipeline sectors.
Principal Investment Risks
The Fund invests primarily in equity securities that fluctuate in value. Political and economic news and events can influence market wide trends. Other factors may cause price swings in a single company’s stock or the stocks of the companies within a given industry. The Fund invests primarily in companies that pay dividends. There is a risk that these companies could stop paying dividends. The Fund often invests a significant portion of its assets in public utility companies. This results in the Fund’s performance being closely tied to conditions affecting that industry such as interest rate sensitivity, regulatory changes, environmental issues, natural gas and coal prices and the risks associated with the operation of nuclear power plants. NAV would be adversely affected if the Fund were to be held liable for any federal accumulated earnings tax. See “Accumulated Earnings Tax” on page    . The Fund is not a regulated investment company (RIC). Hence, it is liable for taxes which are payable from Fund assets. Loss of money is a risk of investing in the Fund.
The Copley Fund’s fiscal year ended February 28, 2021 ended on a high note. The Fund recovered significantly from the drop in value of its portfolio at the depths of the COVID-19 pandemic. Despite our continued adherence to the disciplined, focused investment strategy which has been the Fund’s basis since inception, the Fund’s portfolio was significantly affected. At this time, we cannot predict when the U.S. economy and our financial markets will recover from the COVID-19 pandemic or how various proposed changes to the tax law may affect the Fund.
We fully believe that, in addition to general financial market conditions, the Fund’s performance is affected by interest rates for two reasons. First of all, the companies in which the Fund invests tend to be capitalized with significant debt. As a result, their earnings are affected by increases or decreases in the costs of borrowing. Second of all, many of the companies in which the Fund invests pay relatively high dividends. Some investors who look for high returns have the alternative of buying stocks which pay dividends or debt instruments which pay interest. As interest rates rise or fall, dividend paying stocks can become less or more attractive as alternate investments. We cannot predict how these considerations may change, or have greater or lesser influence on investors’ decisions in light of the turmoil in the financial markets resulting from the COVID-19 crisis.
In 2020, the Fund began to slowly diversify its portfolio in order to reduce its position in certain companies we believed were overweighted and also to diversify sectors in which it is invested. This diversification led to a significant tax liability as positions were sold which had capital appreciation, but the tax reserve worked as designed to eliminate the affect on NAV since the tax on the appreciation was already reflected in NAV. The Fund continued, and intends to continue, its historic strategy of investing in large companies with highly liquid publicly traded securities. We expect this strategy to continue as we, as a nation, continue to weather the COVID-19 crisis and its economic and financial effects. We continued to monitor the financial markets and the effects on the Fund’s portfolio and will adjust its holdings as we think appropriate.
Bar Chart and Performance Table
The information in the bar chart and table that follows provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years and for the life of the Fund compare to those of broad measures of market performance.
The Fund’s past performance (after taxes) is not necessarily an indication of how the Fund will perform in the future.
Figure 1
During the ten-year period shown in the above chart, the highest quarterly return was 11.85% (for the quarter ended March 31, 2018) and the lowest quarterly return was (17.96)% (for the quarter ended March 31, 2020).
The following table shows the Fund’s average annual returns (after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2020. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.
After-tax returns are calculated using the highest individual federal marginal income tax rate and do not include the impact of state and local taxes. In some instances, the “Return After Taxes on

Distributions and Redemption” may be greater than the “Return Before Taxes” because you are assumed to be able to use the capital loss on the sale of shares to offset other taxable gains.
Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt.
Average annual total returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years
Return Before Taxes	1.34%	13.23%	11.29%
Comparative Index (reflect no deduction for fees, expenses or taxes)
S&P 500 Index	18.40%	15.22%	13.88%

*
The Fund has a policy not to make distributions.

Investment Adviser
Copley Financial Services Corp. (“CFSC”) has been appointed as the investment adviser of the Fund. DCM Advisors, LLC has been appointed as sub-advisor to the Fund.
Portfolio Manager
The portfolio manager of the Fund is Dr. Vijay Chopra, a principal of DCM Advisors, LLC.
Purchase and Sale of Fund Shares
The minimum initial investment for individuals, corporations, partnerships or trusts is $1,000. There is a $100 minimum for subsequent investments.
You may redeem your shares at any time by written request, telephone or wire transfer on any business day.
Tax Information
The Fund does not normally make income or capital gains distributions. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net realized net capital gains, if any, and investment income to increase the Fund’s net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund. Shareholders will have to recognize taxable income if they redeem shares at a gain.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank) you may be charged a fee or commission. The Fund receives no portion of any such fee and makes no payments to broker-dealers or other financial intermediaries for the sale of Fund shares.

COPLEY FUND, INC.
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND RISKS
INVESTMENT OBJECTIVES

The Fund’s investment objectives are long term capital appreciation and the generation and accumulation of dividend income.
INVESTMENT STRATEGIES

Most mutual funds are organized as Regulated Investment Companies (RICs) under Subchapter M of the Internal Revenue Code. Regulated Investment Companies are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from the investments as dividends. These funds may escape corporate taxation because, unlike ordinary corporations, they are entitled to claim a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to their shareholders but they are required to distribute at least 90 percent of their annual investment company taxable income and net tax exempt interest income. The individual shareholder is the person responsible for federal and, where applicable, state and city income taxes on the pro rata share of earnings of the mutual fund.
Copley Fund, Inc. is not a RIC. It is organized as a regular corporation (C corporation). Like most RICs, Copley investments are intended to create capital appreciation as well as dividend and interest income. Unlike a RIC, Copley is entitled to use the dividends received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 21%. The taxation of current earnings and profits at the Fund level, rather than at the shareholder level, is deemed by the Board of Directors to be in the best interest of all shareholders. See “Accumulated Earnings Tax” on page 8. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and capital gains are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.
Shareholders will have to recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Capital gains are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.
The Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which requires the recognition of a full accrual on the deferred income tax that would be payable if the Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the Fund would actually sell appreciated securities. The Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the Fund during each taxable year.

Principal Investments
The Fund invests substantially all of its assets in the equity securities (stocks) of (1) companies with strong balance sheets and (2) companies whose earnings growth potential enhances prospects for future increases in share price and dividend rates. The Fund’s Portfolio Manager (“Manager”) expects that more than 80% of the Fund’s assets will be invested in such equity securities. These common stocks and preferred stocks entitle the holder to participate in a company’s general operating results.
The Fund will normally invest at least 80% of its assets in securities which are listed on the major exchanges, i.e., NYSE and Nasdaq. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices; however, these are not principle strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.
Temporary Investments
The Manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances the Fund may be unable to pursue its investment goals because it may not invest in equity securities. At such times, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in money market securities, short-term U.S. government obligations and short term debt securities.
PRINCIPAL RISKS
You may lose money on your investment in the Fund.
Stocks
While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The stocks in which the Fund principally invest are subject to those risks.
Because the securities the Fund holds fluctuate in price, this means you could lose money over short or even extended periods. As with all mutual funds, Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.
Accumulated Earnings Tax
Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.
Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax. The accumulated earnings tax would be payable in addition to the regular corporate income tax. If the Fund were to distribute its accumulated taxable income to avoid the accumulated earnings tax (a) the Fund’s NAV would drop by the amount of that distribution and (b) shareholders would receive taxable dividend income of that amount, pro rata. Under current law, that dividend income should be treated as a qualified dividend, subject to a maximum federal tax of 20% plus (depending on the shareholder’s adjusted gross income), an additional 3.8% federal investment income tax plus (depending on the shareholder’s tax residence) state and city income tax.
Solely as an example: If the accumulated earnings tax were paid for the Fund’s 2021 fiscal year on its accumulated earnings that year of approximately $3,100,000.00, the tax would have been $625,000, reducing NAV by $0.89 per share based on the number of shares outstanding at February 28, 2021.
Instead, if the Fund distributed the approximate $3,100,000.00 to the shareholders, avoiding the accumulated earnings tax for the year (a) the NAV would have been decreased by $4.44 per share and (b) the shareholders would have received $4.44 per share dividend, taxable for federal purposes as well as state and city purposes, depending on the tax residency of the shareholder. The maximum federal tax alone would be 20% at current rates ($0.88) plus a 3.8% investment income tax ($0.16) for a total federal tax of $1.04 per share. State and city income taxes would depend on the shareholder’s tax residence.
Non U.S. taxpayers/shareholders would have been subject to a 30% withholding unless a lower treaty rate applied.
All Dollar and tax references herein are estimates based on current tax rates, which will likely increase later this year. The Fund will monitor changes in the tax law and will consider suggesting changes to its policy regarding the accumulated earnings tax, as and where appropriate.
Utilities Industry
While the Fund generally does not invest more than 25% of its assets in any one industry it may, at times, have a substantial portion of its assets invested in public utility companies or in other sectors. At such times the Fund’s performance is closely tied to conditions affecting the public utilities or such other industry, which may change rapidly.
We do not believe additional risk disclosures are necessary for our weight in the technology sector because (a) our weighting is less than that of benchmark indexes such as the S&P index and (b) different vendors of sector classification data classify stocks in different sectors. We believe that our weight in the technology sector does not expose the Fund to unusual or extraordinary levels of risk.
Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. On-going regulatory changes have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. In addition, the industry is subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs due to environmental and safety regulations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of the general economy, energy conservation and other factors affecting the level of demand for services.
Former Operating Business Tax Risk
The Fund filed combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the Estate of the former Chairman of the Fund. For the year ended February 29, 2020 the reported Massachusetts corporate excise tax of the since discontinued Operating Division was $1,000. This combined return included all income and expense of the since discontinued Operating Division and excluded the Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with this exclusion. Management believes that the exclusion in the combined corporate excise returns is proper and further believes that, if contested, any likely resolution would not have a material adverse effect on the Fund’s assets and liabilities or statement of operations.
Tax on Unrealized Appreciation
Federal and, where applicable, state income taxes are payable by the Fund when portfolio securities are sold that have appreciated (gone up) in value. The Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The Fund currently is required to accrue a liability, on a day to day basis, for all unrealized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation is removed from the deferred federal income tax account.
The deferred income tax liability may become quite substantial when the Fund has highly appreciated securities. It is important to understand that this deferred liability will only be paid when securities that have appreciated in value are sold by the Fund or securities dividended out to shareholders. The Fund has a history of purchasing solid securities and holding the securities for long periods of time. Therefore, the deferred income tax liability associated with these securities will also, by historical practice, be a long term liability.
An additional tax risk is discussed in this Prospectus under “Principal Risks — Accumulated Earnings Tax” above.

FUND MANAGEMENT
Board of Directors
The business and affairs of the Fund are managed under the supervision of its Board of Directors. The Board approves all significant agreements between the Fund and its service providers, including agreements with the Fund’s investment advisor, transfer agent and custodian. Two of the four Fund Directors are affiliated with the investment advisor of the Fund.
Investment Advisor
Copley Financial Services, Corp. is the Fund’s investment manager (“Manager”) pursuant to an advisory agreement last approved by the shareholders in October 2020. A discussion regarding the basis for the Board of Directors’ approval of the advisory agreement is available in the Funds’ Annual Report to Shareholders for the period ended February 28, 2021. Manager received a fee of 0.24% of average net assets during the last fiscal year for its services. This figure reflects a $22,849 contractual fee waiver and $242,935 reimbursed for previously paid advisory fees. Without such waivers and reimbursement the fee would have been 0.27% of average net assets. The Advisor has agreed to make such $60,000 waiver through February 28, 2022. After that time the Advisor or the Fund can choose not to continue the agreement. For the fiscal year ended February 28, 2021, the Fund’s ratio of total annual operating expenses to average net assets was 3.50%. This ratio includes current income tax expense and deferred income tax benefit and does not include the investment advisory fee waiver. Without including current income tax expense and deferred income tax benefit, which are not an actual operating expense of the Fund, and including the investment advisory fee waiver, the ratio would be 0.72%. Management believes this ratio is more appropriate for comparison to other funds.
The death of Irving Levine in 2018 resulted in the transfer of ownership of CFSC from Mr. Levine to his Estate. This effective transfer or assignment of the advisory agreement between the Fund and CFSC was not submitted to, or otherwise approved by, the Fund shareholders. Accordingly, CFSC refunded to the Fund all management fees it received from the Fund since Mr. Levine’s death (a total of $966,896, of which $200,000 was remitted in 2019) and did not receive any management fees until mid-October 2020, when the advisory agreement with CFSC was approved by the Fund shareholders.
The Board determined that the interests of the Fund and its shareholders would be best served by the selection of a sub-adviser to assist the Adviser with the day-to-day management of the Fund’s portfolio, with the Advisor supervising the activities of the sub-adviser and continuing to provide general managerial services to the Fund. After careful consideration, including a series of meetings and a detailed review of information provided by the proposed investment sub-adviser, the Board recommended DCM Advisors, LLC (the “Sub-Adviser” or “DCM”) as the sub-adviser for the Fund according to the terms of the sub-advisory agreement by and among the Fund, the Adviser and DCM (the “Sub-Advisory Agreement”). DCM’s engagement as sub-adviser has been approved by the Board, and was approved by the Fund shareholders in October 2020.
DCM is registered as an investment adviser with the U.S. Securities and Exchange Commission and is located in New York City. DCM currently serves as the investment adviser to two mutual funds. In addition, DCM, along with its employees and affiliates, has significant experience in managing investments for other clients, including individuals, corporate entities, and non-taxable entities.

The Fund and its Manager have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics do permit, under limited circumstances, personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Code applies also to the Fund’s Principal Executive Officer and Principal Financial Officer.
Portfolio Manager
Dr. Chopra was recently appointed as the Fund’s Portfolio Manager. He is also a Senior Portfolio Manager at DCM Advisors, LLC. He is primarily responsible for the day-to-day management of the Fund’s Portfolio. The portfolio manager is responsible for making daily investment decisions and utilizing the investment committee’s input when making buy and sell decisions.
The Statement of Additional Information provides details about DCM Advisors, LLC: the Portfolio Manager’s compensation, other accounts managed and ownership of Fund Shares.
DISTRIBUTIONS, INCOME, CAPITAL GAINS, AND TAXES
The Fund does not make income or capital gains distributions. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net investment income and realized capital gains, if any, to increase the Fund’s net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.
The Fund will pay an income tax on any net capital gains realized during a taxable year at the statutory rates. The Fund will also accrue deferred income taxes on appreciated securities as discussed in the following paragraphs. The Fund may carry net capital losses forward for five years as an offset against net capital gains that are subject to taxation in a given year.
When stocks increase in value in excess of their cost (appreciate) but are not sold, the appreciation is captured in an asset account called unrealized appreciation. This accounting treatment permits the Fund to record stocks at their original cost and, in addition, to record any appreciation. If stocks decrease in value below their original cost (depreciate), the stock’s recorded value is lowered to the current market price.
The Fund is required to mark its portfolio to current market prices on a daily basis. Therefore, on any given day, the value of the Fund will include the closing market values for each stock contained in the portfolio which will include all recorded appreciation and depreciation associated with the portfolio. This is an important concept that permits the Fund to be priced at a dollar value that reflects the overall value of the assets held.
When stocks increase in value over their original cost, the increase called appreciation is subject to taxation when the stocks are actually sold. Until the appreciated securities are sold, the appreciation is deemed to be “unrealized” and is not subject to taxation. Even though the unrealized appreciation is not currently subject to taxation, the Fund is required to assume that at some point the securities will be sold and therefore must determine the income tax obligation associated with the recorded appreciation and show that amount as a liability, called deferred income taxes, on the Fund’s balance sheet. Albeit the securities may not be sold for many years, the Fund has an obligation to record the deferred tax liability in the accounting period in which the unrealized appreciation is recorded. Conversely, the Fund may decrease the deferred tax liability in periods where previously recorded appreciation is reduced due to market conditions.

Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain tax management techniques and strategies described in the Prospectus. The Fund intends to evaluate continuously the operations of the Fund under the current federal and state tax laws as well as various alternatives available.
Since the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the Federal accumulated earnings tax (the “AET”). The AET is imposed on a corporation’s accumulated taxable income (the “ATI”) for each taxable year at the rate of 20%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit. See “Principal Risks — Accumulated Earnings Tax” above. The dividends paid deduction and the accumulated earnings credit is available for this calculation only if the Fund is not held to be a “mere holding or investment company.”
The Fund’s basic strategy is to invest in large public companies. This has worked successfully for decades. The Fund intends to continue on this path.
YOUR ACCOUNT
Account Application and Buying Shares
If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see next page).
Foreign Investors. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.
Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.
The Fund is required by law to reject your new account application if the required identifying information is not provided.
In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.
Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.
Buying Shares
Through your investment representative:
Opening an account — contact your investment representative
Adding to an account — contact your investment representative
By Mail:
Opening an account — Make your check payable to the Copley Fund, Inc.
Mail the check and your signed application to the Fund at:
c/o  Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022
Adding to an account — Make your check payable to the Copley Fund, Inc. Include your account number on the check.
Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.
Mail the check and deposit slip or note to the Fund at:
c/o  Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022
By Wire: 1-877-811-2751
Opening an account — Call to receive instructions.
Adding to an account — Call to receive a wire control number and wire instructions.
Retirement Plans
The Fund does not offer any retirement plans.
Redeeming Shares
You can redeem your shares at net asset value at any time.
Redeeming Shares in Writing
Requests to redeem $50,000 or less can be made with a simple letter. However, to protect you and the Fund we will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, if:
•
You are redeeming more than $50,000 worth of shares

•
You want your proceeds paid to someone who is not a registered owner

•
You want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account.

•
You have changed the address on your account by phone within the last 15 days.

We may also require a medallion signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.
A MEDALLION SIGNATURE GUARANTEE HELPS PROTECT YOUR ACCOUNT AGAINST FRAUD. YOU CAN OBTAIN A SIGNATURE GUARANTEE AT MOST BANKS AND SECURITIES DEALERS. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.
Redeeming Recently Purchased Shares
If you redeem shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more, but not more than 15 calendar days.
Redemption Fees
Redemption Fee. Shares purchased and redeemed within ten (10) days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. This redemption fee is intended to discourage short term trading. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. This fee is waived if an investor establishes a systematic withdrawal plan when opening an account.
Redemption Proceeds
Your redemption check will be sent within seven business days after we receive your request. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.
Redeeming Shares
To redeem some or all of your shares
Through your investment representative — Contact your investment representative
By Mail — Send written instructions and endorsed share certificates (if you have share certificates) to the Fund at:
c/o  Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022
Partnership or trust accounts may need to send additional information.
Specify the account number and the dollar value or number of shares you wish to redeem. Be sure to include all necessary signatures and additional documents, as well as medallion signature guarantees if required.
A check will be mailed to the name(s) and address on the account.

Systematic Withdrawal Program
Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor’s principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed or can be processed on any day of the month.
For tax purposes, withdrawal payments may not be considered as income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.
An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.
Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of this Prospectus and forward it to:
Copley Fund, Inc.
c/o  Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022
ACCOUNT POLICIES
When and How Net Asset Value is Calculated
The NAV is calculated as of the close of trading on the New York Stock Exchange (the Exchange) (4:00 p.m. Eastern Time) every day the Exchange is open. If your order is received by the Transfer Agent after the close of trading, your order will be priced at the next business day’s NAV. Currently, the Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities and reserves, by the number of shares outstanding. The Fund’s securities are valued each day at their market value, which usually means the last quoted sales price on a security’s principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered to be unreliable due to significant market or other events are priced at their fair value as determined in good faith pursuant to procedures adopted by the Fund’s Board of Directors.
The Fund may at times invest a portion of its assets in other open-end management investment companies registered under the Investment Company Act of 1940. When calculating the Fund’s NAV the Fund will use the net asset value as reported by the registered open-end management investment company. The value, as determined by the registered open-end management investment company, may be based on fair value pricing. To understand the fair value pricing process used by the registered open-end management investment companies please consult their most current prospectus. The Fund does not currently hold any such investments.
Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisors. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers or agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund’s investment advisor. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Intermediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund’s NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.
Accounts with Low Balances
If the value of your account falls below $500 because you redeem some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum INITIAL investment amount of $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.
Statement and Reports
You will receive confirmations and account statements that show your account transactions. You will also receive the Fund’s financial reports every six months.
If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the Fund.
Joint Accounts
Unless you specify a different registration, accounts with two or more owners are registered as “joint tenants with right of survivorship” (shown as “Jt Ten” on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.
Additional Policies
Please note that the Fund maintains additional policies and reserve certain rights per Securities and Exchange Commission regulations, including:
The Fund may refuse any order to buy shares.
At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
You may only buy shares of the Fund where it is eligible for sale in your state or jurisdiction.
In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by Federal securities laws and regulations.

For redemptions over a certain amount, or in the case of an emergency, the Fund reserves the right to make payments in securities or other assets of the Fund. In such event Shareholders may incur brokerage costs and are subject to securities risks and tax obligations.
To the extent that the Fund and its agents use reasonable procedures, neither the Fund nor the agents will be liable for any losses or expenses realized.
QUESTIONS
If you have any questions about the Fund or your account, you can write to us at c/o  Gemini Fund Services, LLC, 4221 North 203rd Street Suite 100, Elkhorn, NE 68022. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.
PRIVACY POLICY
The Fund and Your Personal Privacy
The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.
What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•
Information You Give Us On Your Application Form.   This could include your name, address, telephone number, social security number, bank account number, and other information.

•
Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You.   This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?
We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do We do to Protect Your Personal Information?
We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
PORTFOLIO HOLDINGS AND DISCLOSURE POLICY
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.
ABUSIVE TRADING PRACTICES
The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure it complies with the Fund’s policies. The Fund receives reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Directors has implemented a 2.00% redemption fee on redemptions within ten (10) days of purchase. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions of the purchase of shares or withdraw all or any part of the offering made by this Prospectus.
The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse effect on the Fund’s performance.
The Fund relies on its service providers to help enforce its market timing policies. For example, the Fund’s transfer agent must determine when a redemption occurs within ten (10) days of a purchase. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

Copley Fund, Inc.
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)
The financial highlights table is intended to help you understand the Fund’s financial performance for the years February 28, 2017 through February 28, 2021. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund.
The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.
	Fiscal Years Ending February 28 or 29,
	2021	2020(e)	2019(e)	2018	2017
Net Asset Value, Beginning of Year	$117.91	$110.58	$97.69	$82.46	$71.23
Income From Operations:
Net investment gain	3.16	3.26	2.59	2.61	2.78
Net gain (loss) from securities (both realized and unrealized)	13.85	4.07	10.30	12.62	8.45
Total from operations	17.01	7.33	12.89	15.23	11.23
Net Asset Value, End of Year	$134.92	$117.91	$110.58	$97.69	$82.46
Total Return (b)	14.43%	6.63%	13.19%	18.47%	15.77%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$95,042	$94,121	$96,882	$92,977	$82,429
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	3.50%	1.81%(c)	3.43%	(12.89)%(d)	7.07%
Ratio of net investment and operating income (loss) to average net assets	5.36%	2.02%(c)	0.78%	17.43%	(2.37)%
Portfolio turnover rate	119.33%	24.64%	0.00%	0.97%	0.00%
Number of shares outstanding at end of year (in thousands)	704	798	876	952	1,000
      The financial highlight ratios above do not reflect investment fees waivers of $22,849 for the fiscal year ended February 28, 2021 and $60,000 for the fiscal years ended February 29, 2020 through 2017. If the waivers had been included, the following ratios would apply:

Ratio of total expenses, including net regular and deferred taxes, to average net assets *	3.48%	1.81%(c)	3.43%	(12.96)%(d)	6.99%
Ratio of net investment and operating income (loss) to average net assets	5.38%	2.02%(c)	0.78%	17.50%	(2.30)%

(a)
Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)
Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

The accompanying notes are an integral part of these financial statements.

*
Includes operating expenses from the Operating Division and subsidiary of $31,995, $17,572, $51,092, and $41,891, for fiscal years ending 2020 through 2017, respectively.

(c)
Includes advisory fees reimbursed to the Fund and included in investment advisory fees, net.

(d)
Due to change in corporate tax rate, ratio represents expenses and net benefit received.
For the year ended February 28, 2018, the above ratios are net of a one time tax benefit due to the changes in the tax rules.
If the one time benefit tax was excluded, the ratios would be as follows:

Ratio of total expenses including regular to average net assets:	1.63%
Ratio of net investment and operating income to average net assets:	2.91%
With waiver included:
Ratio of total expenses including regular to average net assets:	1.55%
Ratio of net investment and operating income to average net assets:	2.98%

(e)
Net asset values, net investment income per share, total returns and ratios of total expenses and net investment and operating income (loss) have been restated on an “as-if” basis. See February 28, 2021 Financial Statements — Note 7 in the Notes to Financial Statements.

INVESTMENT APPLICATION
COPLEY FUND, INC.
c/o Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022
PLEASE TYPE OR PRINT
Make check payable to Copley Fund, Inc.
Amount of Investment $    Account number
($1,000 minimum) FOR FUND USE ONLY
INDIVIDUAL AND JOINT ACCOUNTS   Joint Accounts must complete both lines 1 and 2
1. INDIVIDUAL
First Name	Middle Initial	Last Name	Social Security Number	Date of Birth
2. JOINT OWNER — Joint accounts may be registered as “AND” (for which both signatures are required for every transaction), or as “OR” (for which either signature will be acceptable).
(Check one)
☐ “AND”       ☐ “OR”

Joint Owner
First Name	Middle Initial	Last Name
Joint ownership will be “Joint Tenants With Rights of Survivorship” and not “Tenants In Common” unless otherwise specified.
CORPORATIONS, ORGANIZATIONS, TRUSTS, AND PERSONS ACTING AS FIDUCIARIES
Legal Name	Tax Identification Number
Name of Authorized Officer Partner, Trustee, etc.	Title
Name of Authorized Officer Partner, Trustee, etc.	Title
Name of Authorized Officer Partner, Trustee, etc.	Title
Name of Authorized Officer Partner, Trustee, etc.	Title

UNIFORM TRANSFER TO MINORS ACT (CUSTODIAL ACCOUNTS)
There may be only one custodian and one minor for each account.
Custodian for
First Name	Middle Name	Last Name		First Name	Middle Name	Last Name
under the		Uniform Transfer to Minors Act.
	Donor’s State of Residence		Minor’s Social Security Number
MAILING ADDRESS TELEPHONE NUMBERS
Street address	Home: ( )
City, State and Zip Code	Office: ( )
By signing below, under penalties of perjury, I certify that: 1) The number shown on this form is my correct taxpayer identification number, and 2) I am not subject to backup withholding because; (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and 3) I am a U.S. person (including a U.S. resident alien). I further acknowledge that I have the sole responsibility for my investment choices and that I have received and read a current prospectus for the Copley Fund, Inc. I release the Fund and their agents and representatives from all liability and agree to indemnify them from any and all losses, damages or costs for acting in good faith in accordance with instructions, including telephone instructions, believed to be genuine. I certify that I have the authority to establish this account and the information provided herein is accurate and complete. I agree to notify the Copley Fund, Inc. promptly, in writing, if any information contained in this application contained in this application changes.
Signature	Title
Signature	Title
Date:

SYSTEMATIC WITHDRAWAL APPLICATION
Systematic Withdrawal Program: A shareholder whose Copley Fund, Inc. shares have a current value of $10,000 or more may initiate a program which provides for monthly payment of a fixed sum realized from the liquidation of shares. See Prospectus for detailed explanation.
(PLEASE PRINT OR TYPE)
SYSTEMATIC WITHDRAWAL AMOUNT $
MONTH TO BEGIN
(Circle One)	Monthly	Quarterly	Semi-Annually	Annually
Check is to be made payable and sent to:

Name

Number and Street

City State Zip
Sign Here:	Signature of Individual Shareholder, Corporate Officer, Trustee, Custodian	Signature of Joint Tenant
Title of Corporate Officer or Capacity of Fiduciary	Medallion Signature Guaranteed	Authorized Signature
NOTE:   If this application is being completed by a person or persons acting in a representative or fiduciary capacity or if the systematic withdrawal amount selected is $1,000.00 or more, the signature(s) must be medallion signature guaranteed by a trust company or a commercial bank that is a member of the Federal Reserve System or by a member firm of a domestic stock exchange or a member of the Financial Industry Regulatory Authority, or by a savings bank or a savings and loan association or credit union. Notarizations by a Notary Public are not acceptable. Applications filed by a person(s) acting in a representative capacity, e.g., corporate officers, trustees, executors, etc., must accompany this application with evidence of their appointment and authority to act in form satisfactory to the Fund’s transfer agent.
MAIL COMPLETED APPLICATION TO:
COPLEY FUND, INC.
c/o Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

COPLEY FUND, INC.

WHERE TO FIND MORE INFORMATION
More information about the Fund is available without charge through the following:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated June 29, 2021, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund’s holdings and contain information from the Fund’s investment adviser about strategies and recent market conditions and trends that significantly affected the Fund’s performance during the year. The reports also contain detailed financial information about the Fund.
TO OBTAIN MORE INFORMATION
By Telephone:
Call toll-free at 877-881-2751

By Mail:
Write to us:
Copley Fund, Inc.
c/o  Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

From the SEC: You also can obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfosec.gov.
Investment Company Act Registration Number 811-2815.

STATEMENT OF ADDITIONAL INFORMATION

COPLEY FUND, INC.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s Prospectus. The Fund’s prospectus, dated June 29, 2021, which may be amended from time to time, contains the basic information you should know before investing in a fund. You should read the SAI together with the Fund’s prospectus. The audited financial statements and auditor’s report in Copley Fund, Inc.’s Annual Report to Shareholders for the fiscal year ended February 28, 2021 are incorporated by reference (are legally a part of this SAI). This SAI is incorporated by reference in its entirety into the Fund’s Prospectus.

For a free copy of the current prospectus or annual report call the Fund at (877) 881-2751.

1

2

GENERAL INFORMATION

The Copley Fund, Inc. (the Fund) is an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (SEC), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Fund is included in the prospectus, which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information (SAI) is also included in the prospectus. To avoid unnecessary repetition, references are made to related sections of the prospectus.

The Fund was organized as a Massachusetts corporation on February 21, 1978. The Fund was reorganized as a New York corporation on September 1, 1987, a Florida corporation on May 19, 1994 and as a Nevada Corporation on December 5, 2007.

The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and registering an indefinite number of shares of the Fund under the Securities Act of 1933, as amended (the Securities Act). The Fund’s prospectus and this SAI, which constitute part of the registration statement, do not contain all the information set forth in the registration statement, and the exhibits and schedules to the registration statement filed with the SEC. Copies of the registration statement, including those items omitted from this SAI, may be examined and copied at the Fund c/o Gallet Dreyer & Berkey LLP, 845 Third Avenue, New York, New York 10022. The SEC also maintains a Web site (http://www.sec.gov) which contains the registration statement and other information regarding the Fund.

THE FUND’S INVESTMENTS AND STRATEGIES

The following information supplements, and should be read in conjunction with, the discussion in the prospectus of the Fund’s investments and strategies.

HEDGING STRATEGIES

FUTURES TRANSACTIONS. The Fund may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission (CFTC). The Fund may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such instruments.

FUTURES CONTRACTS. If the Fund were to purchase a futures contract, it would be agreeing to purchase a specified underlying instrument at a specified future date. If the Fund were to sell a futures contract, it would be agreeing to sell the underlying instrument at a specified future date. The price at which the purchase and sale would take place would be fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Index. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

3

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. If the Fund were to sell a futures contract, by contrast, the value of its futures position would tend to move in a direction contrary to the market. Selling futures contracts, therefore, would tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Fund does not intend to enter into financial futures contracts during the current fiscal year.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

4

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

The Fund does not intend to purchase options on financial futures contracts during the current fiscal year.

WRITING PUT AND CALL OPTIONS. If the Fund were to writes a put option, it would be taking the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

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COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a contract on a broad-based stock index such as the S&P 500 Index - which involves a risk that the options or futures position will not track the performance of the Fund’s other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than futures the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

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OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund’s policy regarding investing in illiquid and restricted securities. See “Illiquid and Restricted Securities” below.

OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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ILLIQUID AND RESTRICTED SECURITIES

The Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainly in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and a Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Board, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund's illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. Investment in illiquid investments poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

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MONEY MARKET INSTRUMENTS

From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper. U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency’s right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks include certificates of deposit and bankers’ acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial paper consists of short-term (usually from 2 to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

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THE FUND’S RIGHTS AS A SHAREHOLDER

The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Fund’s investment adviser determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Fund’s investment adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

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The Fund has delegated proxy voting responsibilities to the investment adviser, who has delegated those responsibilities to the sub-adviser, subject to the Fund’s board of directors’ general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund’s best economic interests. The investment adviser has adopted its own proxy voting guidelines which address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment adviser and/or its affiliates. The investment adviser’s proxy voting guidelines are provided in the Appendix of this SAI.

WARRANTS

Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

RISKS

An investment in the Copley Fund, Inc. is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Copley Fund, Inc. will be successful in meeting its investment objective. Generally, the Copley Fund, Inc. will be subject to the following additional principal risks:

UTILITIES RISK. Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers and will no longer pay for the equipment and facilities that were mandated by regulators, thus creating “stranded costs” for their former electricity suppliers. If states fail to enact legislation that permits electricity suppliers to recover their stranded costs, the financial position of these suppliers could be adversely affected, which could cause the value of the Fund’s holdings in such companies and its net asset value to fall.

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DIVIDEND RISK. The Fund invests primarily in companies that pay dividends. There is a risk that these companies could stop paying dividends.

INTEREST RATE RISK. Companies in which the Fund invests tend to be capitalized with significant debt. As a result, their earnings are affected by increases or decreases in the costs of borrowing. Second of all, many of the companies in which the Fund invests pay relatively high dividends. Some investors who look for high returns have the alternative of buying stocks which pay dividends or debt instruments which pay interest. As interest rates rise or fall, dividend paying stocks can become less or more attractive as alternate investments.

MARKET RISK. The prices of and the income generated by the Copley Fund Inc.’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global in-stability, and currency and interest rate fluctuations. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Copley Fund, Inc.) could change drastically and rapidly and, therefore, adversely affect the Copley Fund, Inc.

POLITICAL RISK. Political risk is the risk an investment's returns could suffer as a result of political changes or instability in a country. Instability affecting investment returns could stem from a change in government, legislative bodies, other foreign policymakers or military control.

TAX RISK. Because the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the Federal accumulated earnings tax (the “AET”) (See “Taxation of the Fund” at page 12. The AET is imposed on a corporation’s accumulated taxable income (the “ATI”) for each taxable year at the rate of 20%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit (as discussed below). The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a “mere holding or investment company.”

In the event an accumulated earnings tax would be assessed against the Fund, such assessment would decrease the net assets of the Fund and have a proportionate negative affect on each shareholder’s account.

TAXATION OF THE FUND

Unlike most all other mutual funds, the Fund is taxed as a regular corporation under the Internal Revenue Code of 1986, as amended (the “Code”). Except to the extent hereinafter discussed the Fund retains all net investment income and realized capital gains, if any, to increase the Fund’s assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

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The Fund is taxed, for Federal income tax purposes, at a rate of 21%. Subject to specific limitations, the Fund is entitled to a deduction in computing its Federal taxable income equal to 50% of the amount of dividends received by the Fund from domestic corporations. This dividends received deduction may not exceed 50% of the Fund’s taxable income unless the Fund has a net operating loss for a taxable year, as computed after deducting the dividend received deduction. It is anticipated, although there can be no assurance, that the Fund’s management fees and other expenses may offset a substantial portion of the remaining 50% of the dividend income and investment income from other sources during each taxable year.

The Fund pays federal income taxes on any net realized capital gain at the statutory rate noted above. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting literature which has been interpreted to require all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. It is important to note that the deferred income tax is actually payable only in the event the Fund should sell appreciated securities and payable in full only in the event the Fund should liquidate the entire portfolio. The Fund may carry net capital losses forward for five years as an offset against any net capital gains realized by the Fund during each taxable year.

Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain of the tax management techniques and strategies described in the prospectus. The Fund intends to evaluate continuously the operations of the Fund under current federal tax laws as well as various alternatives available.

Accumulated Earnings Tax

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%. Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax. The accumulated earnings tax would be payable in addition to the regular corporate income tax. If the Fund were to distribute its accumulated taxable income to avoid the accumulated earnings tax (a) the Fund’s NAV would drop by the amount of that distribution and (b) shareholders would receive taxable dividend income of that amount, pro rata. Under current law, that dividend income should be treated as a qualified dividend, subject to a maximum federal tax of 20% plus (depending on the shareholder’s adjusted gross income), an additional 3.8% federal investment income tax plus (depending on the shareholder’s tax residence) state and city income tax.

Solely as an example: If the accumulated earnings tax were paid for the Fund’s 2021 fiscal year on its accumulated earnings that year of approximately $3,100,000.00, the tax would have been $625,000, reducing NAV by $0.89 per share based on the number of shares outstanding at February 28, 2021. Instead, if the Fund distributed the approximate $3,100,000.00 to the shareholders, avoiding the accumulated earnings tax for the year (a) the NAV would have been decreased by $4.44 per share and (b) the shareholders would have received a $4.44 per share dividend, taxable for federal purposes as well as state and city purposes, depending on the tax residency of the shareholder. The maximum federal tax alone would be 20% at current rates ($0.88) plus a 3.8% investment income tax ($0.16) for a total federal tax of $1.04 per share. State and city income taxes would depend on the shareholder’s tax residence.

Non U.S. taxpayers/shareholders would have been subject to a 30% withholding unless a lower treaty rate applied.

All Dollar and tax references herein are estimates based on current tax rates, which will likely increase later this year. The Fund will monitor changes in the tax law and will consider suggesting changes to its policy regarding the accumulated earnings tax, as and where appropriate.

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FUNDAMENTAL POLICIES

Copley Fund, Inc. has adopted the following restrictions as fundamental policies.

The Fund may not:

(1) Issue any senior securities;

(2) Except for (a) temporary, extraordinary or emergency purposes, or (b) in connection with the conduct of any active trade or business at any time conducted by the Fund consistent with Fundamental Policy 13 of the Fund, borrow money, and then only from banks (for purposes of the foregoing Clause (b), including but not necessarily limited to the establishment and maintenance of credit facilities, e.g., letters of credit, documentary drafts, or demands for payment) and in amounts not in excess of 33 1/3% of the value of its total net assets taken at the lower of cost or market. If, due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund, within three (3) days (not including Sundays or holidays) will reduce its borrowings to the extent that its asset coverage of such borrowings shall be at least 300%. This borrowing provision is not for investment leverage per se but solely to facilitate orderly operation of any active trade or business of the Fund at any time being operated consistent with Fundamental Policy 13 and to facilitate management of the portfolio by enabling the Fund to meet redemption requests at times when the liquidation of portfolio securities is inconvenient or disadvantageous;

(3) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws;

(4) Concentrate its investment in any particular industry, but, if deemed consistent with the Fund’s investment objectives, up to 25% of its assets may be invested in any one industry. We do not believe additional risk disclosures are necessary for our weight in the technology sector because (a) our weighting is less than that of benchmark indexes such as the S&P index and (b) different vendors of sector classification data classify stocks in different sectors. We believe that our weight in the technology sector does not expose the Fund to unusual or extraordinary levels of risk. For temporary defensive purposes, the Fund may at times invest more than 25% of the value of its assets in cash or cash items (including bank demand deposits); securities issued or guaranteed by the United States government, its agencies or instrumentality’s, or instruments secured by money market instruments;

(5) Engage in the purchase or sale of interests in real estate;

(6) Purchase or sell commodities or commodities future contracts; provided that the Fund may invest in financial futures and options on such futures;

(7) Make loans to other persons; provided, however, that (i) the purchase of a portion of an issue of publicly distributed bonds or debentures and money market instruments (within the limits described in Fundamental Policy 4) will not be considered the making of a loan; and (ii) the Fund, in connection with any trade or business of the Fund at any time conducted consistent with Fundamental Policy 13, may extend credit to, or act as surety for, any other person, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not at any one time exceed 10% of the value of the Fund’s total net assets; and provided further that in applying Fundamental Policy 2, the Fund shall treat any extensions of credit or suretyship arrangements at the time outstanding as a borrowing subject to the limitations of Fundamental Policy 2;

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(8) Investment in securities of other investment companies, except in connection with a merger, consolidation, combination or similar transaction with another investment company or as permitted by applicable law or regulation. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees;

(9) Make investments on margin, except such short-term credits as are necessary for the clearance of transactions;

(10) Make short sales of securities;

(11) Make investments for the purpose of exercising control of management

(12) Purchase or retain, longer than reasonably necessary for proper disposal thereof, any securities of an issuer if the officers and directors of the Fund or its adviser, own individually more than one percent of the securities of such issuer, or together own more than five percent of the securities of such issuer; or

(13) Engage in one or more active trades or businesses, if the assets of the Fund constituting such trades or businesses, exceed, in the aggregate, 24% of the value of the Fund’s total assets, or during any taxable year of the Fund, the gross income of the Fund attributable to such active trades or businesses represents, in the aggregate, more than 10% of the gross profit (gross revenues less cost of goods sold) of the Fund for Federal income tax purposes; provided, however, that if due to market fluctuations or other reasons, the value of the Fund’s assets constituting such active trades or businesses exceeds 24% of the value of the Fund’s total assets or the gross income of the Fund for any tax year attributable to such active trades or businesses is reasonably expected to exceed 10% of the gross profit of the Fund for such tax year, the Fund will take steps to divest itself of, or otherwise curtail such active trades or businesses, to cause the same to comply with the foregoing percentages.

MANAGEMENT

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

The current members of the Board (each a “Director”) are Mr. Roy G. Hale, Mr. Joseph P. Bauman, Mr. David M. Spungen, and Mr. David I. Faust.

Mr. Bauman and Mr. Spungen are both “Independent” Directors (i.e., a Director who is not an “interested person” of the Fund as defined in the Investment Company Act). Mr. Bauman currently serves as the Lead Independent Director. Mr. Hale has served as a Director since 2011 and has served as the President and Treasurer of the Fund since May 2018. Mr. Hale is an interested Director as a result of his position as an officer of the Fund; prior to his appointment as President and Treasurer of the Fund in 2018, Mr. Hale qualified as an Independent Director. Mr. Hale also previously served as the auditor of the Fund from 1991 through 2008. Mr. Faust is an interested Director as a result of his relationship with the Adviser.

The Board has appointed Mr. Bauman to serve as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Fund’s other Independent Directors and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings. The Fund believes this structure allows all of the Independent Directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management. The Board has determined that this leadership structure, including the role of the Lead Independent Director, is appropriate given the size and complexity of the Fund, the number of Directors overseeing the Fund and the Board’s oversight responsibilities.

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The Board generally holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. At least one meeting each year is in person. Others may take place in person or by telephone. The Independent Directors also meet on an as-needed basis in executive sessions outside the presence of management. The Board, including the Independent Directors, have access to legal counsel for the Fund for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board acts as an Audit Committee and an ad hoc Valuation Committee in performing its oversight responsibilities.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Fund are as follows:

Roy G. Hale has been a Director of the Fund since 2011. He is President of the Fund. He has been a Certified Public Accountant since 1979. He was the Auditor of the Fund from 1991 through 2008. He received a B.S. degree from University of Maryland in 1977.

David I. Faust has been a Director of the Fund since 2018. He is a graduate of Brooklyn College and Harvard Law School and has been practicing law since 1964.

Joseph P. Bauman is an Independent Director of the Fund. He received a B.A. from Rutgers University and a MPA from the Wharton School of the University of Pennsylvania. Currently Mr. Bauman is an Affiliate of Rutter Associates LLC, a financial risk management consulting firm, where he works as an expert and project leader in the company’s expert witness and consulting practice. Mr. Bauman has extensive experience in the investment industry, including serving as Executive Vice President and Chief Administrative Officer of Athilon Structured Investment Advisors LLC and as Chairman and Board member of the International Swaps and Derivatives Association.

David Spungen is an Independent Director of the Fund. He received a B.A. from the University of Pennsylvania. Currently Mr. Spungen is a Partner and Wealth Advisor of Hillview Capital Advisors, a division of RegentAtlantic, a registered investment adviser. Previously, he served as the CEO of Hillview Capital Advisors. Prior to that, he was the founder of the Capital Management Division of CMS Companies in 1989, where he also served as a principal from 1995 to 1999.

As a result of Mr. Bauman’s and Mr. Spungen’s extensive experience in the investment industry and their managerial experience, Mr. Hale’s experience as former auditor of the Fund, and Mr. Faust's legal experience, it is reasonable to conclude that the Directors have demonstrated by virtue of their careers, qualifications and attributes skills that qualify them to be Directors of the Fund.

The Board annually performs a self-assessment on the current members, which includes a review of the size of the Board; use of committees and committee structure; number of committees; exposure and access to management; Board composition, including skills and diversity; committee member selection and rotation and criteria for selection of Board members.

The Fund’s By-laws require the Fund to indemnify its Directors and Officers to the full extent permitted by Nevada law. Nothing in the governing documents or by-laws of the Fund protects any Director (or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

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RISK OVERSIGHT

Pursuant to its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly. The principal risks associated with the Fund are risks related to the Fund’s investments in equity securities generally, weighting given to the public utilities sector and the possibility of the imposition of a federal accumulated earning tax. The Board, and particularly the Independent Directors, have substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks. At each quarterly Board meeting, a portion of the report of the Adviser, which includes a review of the portfolio for the previous quarter, relates to any positions which may represent an undue risk to the Fund.

The Board requires the Adviser and the Chief Compliance Officer of the Fund and the Adviser to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management. The Board meets with the Fund’s Chief Compliance Officer during Board meetings to discuss issues related to Fund compliance. On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report. These annual reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Fund or their service providers.

In addition, the Board regularly receives and reviews reports from the Adviser and the Fund’s accounting services agent related to the investments, performance and operations of the Fund. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Independent Directors meet two times during the fiscal year as an audit committee. As such, it reviews the audits of the Fund and recommends a firm to serve as independent registered public accounting firm of the Fund.

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COPLEY FUND, INC.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The Board of Directors elects the Fund’s officers, who are listed in the table. The business address of each director and officer is c/o Registered Agent, Inc., 769 Basque Way, Suite 300, Carson City, NV 09706.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph P. Bauman (1949) 2020	Affiliate of Rutter Associates (financial risk management consulting firm) 2013-present;
Executive Vice President and Chief Administrative Officer of Athilon Structured Investment Advisors LLC 2006-2016. No Other Directorship of a Public Company
David M. Spungen (1961) 2020	Partner and Wealth Advisor of Hillview Capital Advisors, a division of RegentAtlantic Capital, LLC, d/b/a RegentAtlantic. No Other Directorship of a Public Company

Inside Directors

Name (Date of Birth) (Year Elected)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
David I. Faust, Esq. (1941) Counsel and Secretary 2016	Partner in Gallet Dreyer & Berkey, LLP, since October 2016.
Former partner in Faust Oppenheim LLP, a law firm, since 1979.
Counsel to Copley Fund since 2010, Secretary since 2016.
Director and President of Copley Financial Services Corp.
Roy G. Hale (1938) 2011	Certified Public Accountant since 1979 Former Director, Bank of Southern Maryland

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Roy G. Hale President, Treasurer David I. Faust, Esq. Secretary	See above See above.
Adam Berkey (1988) Assistant Secretary Kevin J. Patton (1970) Chief Compliance Officer	Attorney at Gallet Dreyer & Berkey, LLP No Directorships

Assistant Vice President, Fund Compliance, Ultimus Fund Solutions, since January 2020. Former Chief Compliance Officer, Renaissance Investment Management from 2005 to January 2020.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-877-881-2751.

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Share Ownership

The following table shows the dollar range of each Director’s “beneficial ownership” of the equity securities of the Fund as of December 31, 2020. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Dollar Range of Equity Securities in
Director	the Fund
Interested Director
David I. Faust	Over $100,000

No director, who is not an “interested person” of the Fund, is the beneficial owner, either directly or indirectly, or the record owner of any securities of Copley Financial Services Corp. or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Remuneration

The fees for Independent Directors, $12,000 per year and $500 for each Audit Committee meeting attended in person or by telephone, are paid by Copley Fund, Inc. They also are reimbursed for expenses related to meetings.

The officers of the Fund receive no compensation from Copley Fund, Inc. for the performance of any duties as officers with respect to the Fund. However, Gallet Dreyer & Berkey, LLP does charge the Fund fees for its legal services. The CCO of Copley Financial Services Corp. is affiliated with Gallet Dreyer & Berkey, LLP. For the year ended December 31, 2020, the Directors earned the following compensation from Copley Fund, Inc

		Pension or
	Aggregate	Retirement Benefits	Estimated Annual	Total Compensation
	Compensation	Accrued As Part of	Benefits upon	from Registrant &
Director	from Registrant	Fund Expenses	Retirement	Fund Complex
Interested Director	$0	$0	$0	$0
David I. Faust, as Fiduciary of the Estate of Irving Levine
Roy G. Hale, CPA	$0	$0	$0	$0
Independent Directors	$0	$0	$0	$0
Joseph P. Bauman	$0	$0	$0	$0
David M. Spungen

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CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Directors, officers and certain employees (access persons). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from investing in initial public offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public. They may be obtained, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549 or by sending a request to the following e-mail address: publicinfo@sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Directors of the Fund has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

* Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

* Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in the connection with their rating or ranking of the Fund, but only if such disclosure had been approved by the Chief Compliance Officer.

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* These policies relating to disclosure of the Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of information to the investment adviser or to other service providers, including but not limited to the Fund’s custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

* The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rational supporting approval.

* Neither the Adviser nor the Fund (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PROXY VOTING POLICIES

The Fund and its Adviser have adopted policies for voting proxies of the securities in the portfolio of the Fund. They will vote the proxies in what they consider to be the best interests of the shareholders, and in accordance with the Proxy Voting Policies which are set forth in Appendix A to this SAI. The Fund last filed Form N-PX on May 13, 2021, reflecting the Fund’s proxy voting history from July 1, 2018 through June 30, 2020. During the period of management transition between the May 2018 death of Irving Levine and the October 13, 2020 election of the Fund’s Board, the Fund did not cast any vote by Proxy. Since the October 13, 2020 election of directors, the Fund has resumed voting by Proxy and, accordingly, will file Form N-PX with the SEC on or before August 31, 2021. Form N-PX will contain information on the proxies voted by the Fund from July 1, 2020 to June 30, 2021. A copy of Form N-PX will be available after August 31, 2021 on the SEC website www.sec.gov.

OTHER ACCOUNTS MANAGED

Dr. Chopra is responsible for the day-to-day management of other accounts in his capacity as a principal of DCM Advisors, LLC.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

No person owned more than 25% of the Fund’s outstanding shares. As of February 28, 2021, the following persons owned of record or beneficially 5% or more of the Fund’s outstanding shares:

NAME AND ADDRESS

David I. Faust, as Fiduciary of the Estate of Irving Levine
845 Third Avenue
New York, NY 10022	7.56% beneficially*

Maureen Nadu	9.28% of record
1809 S. Watts St. Philadelphia, PA 19418

Arthur M. Levine, as Personal Representative of the Estate of Bernice Levine	5.77% beneficially**
310 Araneo Dr. West Orange, NJ 07052

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*Includes 53,093 shares owned by The Levine Marital Trust, and 151 shares owned by Estate of Cecil Altmann.

**Includes 40,675 shares owned by Estate of Bernice H. Levine, Irving Levines widow.

The Directors and Officers of the Fund as a group own of record 1.10%  of the outstanding shares of the Fund.

INVESTMENT ADVISER

THE ADVISER

Copley Financial Services Corporation, a Massachusetts corporation (“CFSC”) serves as Investment Adviser to the Fund, pursuant to an Investment Advisory Contract dated September 1, 1978, most recently approved by the Fund shareholders in October 2020.

CFSC is registered under the Investment Advisers Act of 1940, as amended, and it was incorporated in February, 1978. CFSC presently has no investment advisory clients other than the Fund; however, CFSC may act as an investment adviser to other mutual funds in the future. CFSC is controlled by the Estate of Irving Levine, which is a one hundred percent (100%) stockholder. All investment decisions are made by Dr. Vijay Chopra, a principal of the Fund’s subadvisor DCM Advisors, LLC.

The directors and principal executive officers of CFSC are: David Faust, President and Secretary; Stephen L. Brown, Director; Arthur Levine, Director.

The Board determined, after careful consideration, that the interests of the Fund and its shareholders would be best served by the selection of a sub- adviser to assist the Adviser with the day-to-day management of the Fund’s portfolio, with the Adviser supervising the activities of the sub-adviser and continuing to provide general managerial services to the Fund. After careful consideration, including a series of meetings and a detailed review of information provided by the proposed investment sub-adviser, the Board recommends DCM Advisors, LLC (the “Sub-Adviser” or “DCM”) as the sub-adviser for the Fund according to the terms of the proposed sub-advisory agreement by and among the Fund, the Adviser and DCM (the “Sub- Advisory Agreement”). DCM’s engagement as sub-adviser has been approved by the Board, and by the Fund shareholders in October 2020.

DCM is registered as an investment adviser with the U.S. Securities and Exchange Commission and is located in New York City. DCM currently serves as the investment adviser to two mutual funds. In addition, DCM, along with its employees and affiliates, has significant experience in managing investments for other clients, including individuals, corporate entities, and non-taxable entities. Additional information about DCM can be found in the Proxy Statement.

Pursuant to the Sub-Advisory Agreement, the Adviser (and not the Fund) pays the Sub-Adviser for its services, which fee is 75% of the fee payable to the Adviser under the Adviser’s investment advisory agreement with the Fund. The Fund will not experience an increase in fees as a result of the Sub-Advisory Agreement. The Sub- Advisory Agreement has an initial term of 2 years and which may be extended by the Board on an annual basis thereafter.

ADVISORY SERVICES AND FEES

Under the Investment Advisory Contract between the Fund and CFSC, CFSC provides the Fund with investment advice, research and statistical and other factual information and manages and supervises the Fund’s portfolio of investments. In performing these functions, CFSC (i) uses its best efforts to present a continuing and suitable investment program which is consistent with the investment objectives of the Fund; (ii) furnishes the Fund with information and reports regarding the securities in the portfolio and proposed additions to the portfolio; (iii) supervises the Fund’s relationship with its Custodian, Transfer Agent, auditors, lawyers and any governmental agencies having jurisdiction over the Fund; and (iv) furnishes the Fund with certain office space and secretarial and clerical assistance as may be necessary to perform the forgoing functions. CFSC has no responsibility for advising the Fund as to the conduct of the operating business. That function being the sole and exclusive province of the Board of Directors.

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CFSC receives an annual investment advisory fee for its services rendered to the Fund. The fee is based upon a percentage of the Fund’s daily net assets computed (the assets upon which the fee is computed being hereinafter referred to as the “net securities assets”) and is calculated daily and paid monthly as follows:

(1) 1.00% of the first $25,000,000 of average daily net securities assets;

(2) 0.75% of the next $15,000,000 of average daily net securities assets; and

(3) 0.50% of the average daily net securities assets in excess of $40,000,000.

In the past CFSC has voluntarily waived a portion of the investment advisory fee charged to the Fund. The Advisor has now entered into an agreement with the Fund whereby the Advisor has agreed to waive $60,000 of its fee. This agreement is effective for the period from March 1, 2021 through February 28, 2022. After that date the Advisor or the Fund can chose not to continue the agreement.

The following table sets forth the advisory fees paid by the Fund over the past three years:

February 28, 2021		February 29, 2020		February 28, 2019
Advisory Fees	Waivers	Advisory Fees	Waivers	Advisory Fees	Waivers
$242,935 (Net $220,086)	$22,849	$470,626 (Net $410,626)	$60,000	$638,858 (Net $578,858)	$60,000

The death of Irving Levine in 2018 resulted in the transfer of ownership of CFSC from Mr. Levine to his Estate. This effective transfer or assignment of the advisory agreement between the Fund and CFSC was not submitted to, or otherwise approved by, the Fund shareholders. Accordingly, CFSC refunded to the Fund all management fees it received from the Fund since Mr. Levine's death (a total of $966,896, of which $200,000 was remitted in 2019) until October 13, 2020, when the new advisory agreement was approved by the Fund shareholders.

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OTHER ACCOUNTS MANAGED

Dr. Chopra is responsible for the day-to-day management of other accounts, as indicated by the following table.

Other Accounts Managed (As of March 31, 2021)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Market Value	Number of Accounts	Market Value	Number of Accounts	Market Value
Dr. Vijay Chopra	1	$9,901,870.69	1	$9,851,221.01	4	$40,709,138.05

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POTENTIAL CONFLICTS OF INTEREST

Conflicts of interest may arise when the Portfolio Manager or Members of the Investment Committee have day-to-day management responsibilities with respect to multiple investment accounts or Funds.

The Portfolio Manager is also an indirect principal owner of another SEC Registered Investment Advisor, DCM Advisors, LLC, which provides investment advice to individuals and serves as an Advisor to a number of pooled investment vehicles.

The Portfolio Manager may receive research that may be appropriate for multiple clients or Funds.   In most cases, the research is targeted to a specific Fund. In cases where the research would be applicable to multiple Funds or relationships, the Portfolio Manager will base their decision to allocate ideas for each account independently and in a manner consistent with previous trading and investment patterns.

Trade allocation decisions are made among investment vehicles on a fair and equitable basis to ensure that no single relationship or Fund has a trading advantage. When the Fund and another relationship managed by the Portfolio Manager are simultaneously engaged in the purchase or sale of the same security, to the extent possible, the transactions will be aggregated in a single trade and these accounts will receive the security at an average share price on the aggregated trade. Partially-filled block trades will be allocated on a percentage basis.

A number of relationships managed by DCM Advisors, LLC charge fees that are higher than the management fee charged by the Fund.  The Portfolio Manager and Members of the Investment Committee may have an incentive to allocate more resources to those relationships that pay a higher advisory fee than charged by the Fund.

The Portfolio Manager, as well as clients and other pooled investment vehicles managed by DCM Advisors, LLC, may from time to time own shares of the Fund and/or the same securities owned by the Fund.

Actual or potential Conflicts of Interest are monitored by the Chief Compliance Officer.

COMPENSATION

Dr. Chopra does not receive a salary or other compensation from the Fund.

DISCLOSURE OF SECURITIES OWNERSHIP

The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Chopra as of February 28, 2021, the Fund’s most recent fiscal year end.

Name of Investment	Fund Shares
Portfolio Manager	Beneficially Owned
Dr. Vijay Chopra	Copley Fund, Inc.	0

PORTFOLIO TRANSACTIONS

The Manager selects brokers and dealers to execute the Fund’s portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give. When placing a portfolio transaction, the Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the Manager and the broker executing the transaction.

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The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Manager’s overall responsibilities. The services that brokers may provide to the Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Manager in carrying out its overall responsibilities.

Since most purchases by U.S. Government Securities Series are principal transactions at net prices, U.S. Government Securities Series incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. If the Fund’s officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions.

For the fiscal years ended February 28, 2019, February 29, 2020, and February 28, 2021, the Fund paid brokerage commissions of $65, $10,000 and $80,946 respectively. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of February 28, 2021 the Fund did not hold any securities of its “regular brokers or dealers”.The increase in brokerage commissions from fiscal year 2020 to fiscal year 2021 was due to rebalancing of the Fund's portfolio.

CAPITAL STOCK

The Fund has 5,000,000 authorized common shares (par value $1.00 per share). These shares, upon issuance, are fully paid and nonassessable, are entitled to one vote per share and a fractional vote equal to the fractional share held, are freely transferable and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Shareholders have no preemptive, conversion or cumulative voting rights. On June 29, 1983, the Shareholders approved a 1 for 3 reverse stock split for all shares outstanding at the close of business on such day. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meeting for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund.

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ADMINISTRATOR

Ultimus Fund Solutions (the Administrator), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 serves as the administrator for the Fund.

Pursuant to an agreement between the Administrator and the Fund, the Administrator has agreed to provide certain fund accounting and services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; semi-annual and annual shareholder reports; assisting in the preparation of registration statements and other filings related to the registration of shares; preparing and maintaining the Fund’s books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund as may be agreed upon in writing by the parties to the respective agreements.

Compensation for the services and facilities provided by the Administrator under its administration agreement with the Fund includes payment of the Administrator’s out-of-pocket expenses. The Administrator’s reimbursable out- of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.

For the fiscal years ended February 28, 2019, February 29, 2020, and February 28, 2021 the administration fees paid to the Administrator were $78,133, $52,416, and $96,563 respectively.

LEGAL COUNSEL

Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Gallet Dreyer & Berkey, LLP, 845 Third Avenue, 5th Floor, New York, NY 10022, Counsel for the Fund.

INDEPENDENT AUDITORS

The financial statements and financial highlights included or incorporated by reference in the Prospectus and the Statement of Additional Information for the fiscal years ended February 28, 2017 through February 28, 2021 were audited by EisnerAmper LLP.

PRICING, PURCHASE AND REDEMPTION OF SHARES

PRICING SHARES

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV.

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The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding.

The Funds calculate the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 4:00 P.M. eastern time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange, over-the-counter or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, at the last quoted bid. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the Manager.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues.

PURCHASE

Shares are continuously offered at current net asset value without payment of any sales charge or commission. Investors who purchase and redeem Fund shares through broker-dealers, banks and other institutions may be subject to fees imposed by those entities with respect to the services they provide.

To make an initial investment, a prospective investor should complete the investment application which appears at the end of the prospectus and forward it with a check for $1,000 or more, made payable to Copley Fund, Inc., c/o Ultimus Fund Solutions, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. If the application is received and accepted, a confirmation indicating details of the transaction will be sent to the purchaser directly. If the application is rejected, the investor’s check will be returned to him promptly. Investment checks are invested at the net asset value next determined after their receipt by the Fund.

The minimum initial investment of $1,000 will be waived when a group of employees in cooperation with its employer and the Fund purchases shares through a payroll deduction or other group purchase plan. Once an account (individual or group) has been established, additional investments of $100 or more may be made at any time.

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AS A CONDITION OF THIS OFFERING, IF A PURCHASE IS CANCELED DUE TO NONPAYMENT OR BECAUSE A CHECK DOES NOT CLEAR, THE PURCHASER WILL BE RESPONSIBLE FOR ANY LOSS THE FUND INCURS. If you are already a Shareholder, the Fund reserves the right to redeem shares from your account(s) to reimburse the Fund for any such loss arising from an attempt to purchase additional shares.

STOCK CERTIFICATES: The Transfer Agent will not issue stock certificates for your shares unless requested. In order to facilitate redemptions and transfers, most Shareholders elect not to receive certificates. The stock certificates are issued at no charge to the purchaser, but if a certificate is lost, the purchaser may incur an expense to replace it. This expense will be the cost of a bond which varies depending on the amount of shares involved.

CONFIRMATIONS: Upon receipt and acceptance by the Fund of an application for purchase of shares, the shares will be registered as designated by the purchaser in an open account. Purchases will be credited to the account in full and fractional shares, and a confirmation of each purchase will be sent to the Shareholder indicating the amount of the most recent purchase, the number of new shares acquired and the total number of shares left in the account. The confirmation is adequate evidence of the ownership of shares, and redemptions and transfers of ownership may be accomplished without the use of share certificates.

REDEMPTION

An investor may redeem his shares by sending a written request for redemption signed by the investor and any co-owners. The request should be sent to Copley Fund, Inc., c/o Ultimus Fund Solutions, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, and must include the name of the Fund and the investor’s account number. Any certificates involved in the redemption must be surrendered with the request, endorsed with signature(s) guaranteed by a trust company or a commercial bank that is a member of the Federal Reserve System or a member firm of a domestic stock exchange or a member of the Financial Industry Regulatory Authority, Inc. or by a savings bank or a savings and loan association or credit union. Notarizations by a Notary Public are not acceptable. Requests for redemption of $1,000 or more from accounts for which no certificates have been issued, or redemptions by persons acting in a representative capacity, for example, corporate officers, trustees, custodians, etc., must also present, with their redemption requests, evidence of appointment and authority to act, in form satisfactory to the transfer agent. Requests for redemptions to third party payee(s) must be signature guaranteed regardless of the size of the redemption request. Where signature guarantees are necessary, the redemption will not be effective until the proper guarantees are received, and the current net asset value applicable to the redemption will be that next computed after their receipt.

Within three business days after receipt of a request for redemption the Fund will redeem the shares at a price equal to the net asset value next computed after the receipt of the request. Requests received prior to 2 p.m. will be processed at the NAV at the close of that day. Requests received after 2 p.m. will be processed at the NAV at the close of the next day. Such current net asset value may be more or less than the investor’s cost.

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The right of redemption may be suspended or the date of payment postponed during periods; (i) when the New York Stock Exchange is closed, other than on weekends and holidays; (ii) when an emergency exists, as determined by the rules of the Securities and Exchange Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its current net assets; (iii) when, under conditions set forth in the rules and regulations or pursuant to an order of the Securities and Exchange Commission, trading on the New York Stock Exchange is restricted or suspended; and (iv) as the Securities and Exchange Commission may by order permit or require for the protection of investors. In case of a suspension of the right of redemption, a Shareholder who has tendered a certificate for redemption or, if no certificate has been issued, has tendered a written request for redemption, may withdraw his request for redemption of his certificate from deposit. In the absence of such a withdrawal, he will receive payment of the current net asset value next determined after the suspension has been terminated.

The Fund has the right, exercisable at the discretion of the Board of Directors and at any time after thirty (30) days written notice, to redeem shares of any Shareholder for their then current net asset value per share if at such time the Shareholder owns shares having an aggregate net asset value of less than $500, provided that such reduction in net asset value below $500 is the result of withdrawals and not market fluctuations.

SYSTEMATIC WITHDRAWAL PROGRAM

Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor’s principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed on any day of the month.

For tax purposes, withdrawal payments may not be considered as yield or income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.

An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.

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Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of the prospectus and forward it to Copley Fund, Inc., c/o Ultimus Fund Solutions, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

REDEMPTION IN KIND

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90 day period. Securities delivered in payment of redemptions are valued at the same value assigned them in computing the net asset value per share. Shareholder receiving such securities may incur brokerage costs on their sales.

CALCULATION OF PERFORMANCE DATA

The average annual total returns of the Fund for one year, five years and ten years ended December 31, 2020, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distribution and sale of shares of the Fund, are listed below:

	1 YEAR	5 YEARS	10 YEARS

Return Before Taxes	1.34%	13.23%	11.29%

Return After Taxes on Distributions	1.34%	13.23%	11.29%

The one year performance is for the period January 1, 2020 through December 31, 2020. The five year period runs from January 1, 2016 through December 31, 2020 and the ten year period runs from January 1, 2011 through December 31, 2020. To obtain the return before taxes, the Fund computed its average total return for each period of time. The Fund made this calculation by first determining the total return for a period and then using an exponential function based upon the number of years involved to obtain an average.

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The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000. The average annual total returns for the period is calculated by taking the total returns for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes. To determine the average annual total returns after taxes on distributions, the taxes due on distribution during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date. The amount of taxes due are deducted from the distributions and the remainder is reinvested. The tax rates used correspond to the tax character of each component of the distributions. Ordinary income rates are used for ordinary income distributions, short term capital gain rates for short term capital gain distributions and long term capital gain rates for long term gain distributions. To determine the average annual total returns after taxes on distributions and sale of Fund shares, the Fund would calculate the average annual total returns, taking into account the taxes due on distributions and taxes due on the sale of the shares at the end of the 1, 5, and 10 year periods. The amounts remaining after the deduction for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.

The Fund calculates the total returns for a calendar year by determining the redeemable value of the shares on the last day of the year of the $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date and dividing that value by $1,000.

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

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APPENDIX

PROXY VOTING GUIDELINES

COPLEY FINANCIAL SERVICES CORP.

DATED December 17, 2020

Copley Financial Services, Corp. (“CFSC”) has adopted the DCM Advisors, LLC (Sub-Adviser) Proxy Voting Policy guidelines(the “Guidelines”) pursuant to which CFSC, in the absence of special circumstances, generally shall vote proxies.

I. DUTY TO VOTE PROXIES

Proxies are an asset of a client account, which should be treated by CFSC with the same care, diligence, and loyalty as any asset belonging to a client.

A. The Fund has delegated the power to vote proxies to CFSC who has delegated it to the Sub-Adviser who will use the process outlined in the Sub-Adviser’s proxy policy to vote all proxies for the Fund

C. To document that proxies are being voted, CFSC will ensure the Sub-Adviser keeps a record reflecting (i) when each proxy is first received, (ii) when each proxy is voted, and (iii) how that proxy is voted.

DCM ADVISORS, LLC

Proxy Voting Policy

DCM Advisors, LLC (“DCM”) generally does not vote proxies for client accounts. However, DCM votes proxies for open-end investment company fund clients for which it serves as the investment advisor and may agree to vote proxies for certain other client accounts. Therefore, DCM has the adopted the following policies and guidelines related to client accounts for which DCM has proxy voting authority.

General Policy

DCM, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. DCM’s policy of having no proxy voting responsibility is disclosed to its advisory clients. However, DCM may serve an investment advisor or sub-advisor to open-end investment companies (“Mutual Fund Clients”) and DCM will vote proxies for these clients. With respect to client accounts in which DCM votes proxies, it is the policy of DCM to vote proxies in the manner that DCM believes are in the best interest of the advisory client or Mutual Fund Client investors. DCM is not required to vote every proxy and there may also be specific cases whereby refraining from voting the proxy may be in the client’s best interests. For example, casting a vote on a foreign security may require additional expenses or resources.

DCM may retain third party voting services for a variety of proxy-related services, including providing proxy guidelines.

For client accounts in which DCM votes proxies, the applicable portfolio manager will make every reasonable effort to submit proxy votes in a timely manner and to maintain appropriate records of how proxies have been voted. DCM expects to utilize an industry standard service in order to ensure that appropriate records are maintained, including such information as the name, ticker and CUSIP identifier of the portfolio security, the shareholder meeting date, and other relevant details.

As a matter of practice, it is DCM’s policy to not reveal or disclose to any Mutual Fund Client investor how DCM may have voted (or intends to vote) on a particular proxy until after it votes the proxy. DCM will generally not disclose such information to unrelated third parties unless doing so is considered in the best interests of client.

Policy Pertaining to Open-end Investment Company Accounts

For open-end investment companies in which DCM serves as investment advisor, DCM has decided to evaluate all proxies received against “Glass Lewis” guidelines. Glass Lewis has developed best practices in corporate governance that are consistent with the best interest of investors. DCM utilizes an industry- standard service to evaluate and provide a recommendation against Glass Lewis guidelines, for each matter being submitted for a vote. Glass Lewis guidelines address a number of topics, including among others, shareholder voting rights, anti- takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and acquisitions, and various other shareholder proposals. DCM has concluded that the Glass Lewis guidelines are substantially in accord with DCM’s own philosophy regarding corporate governance and conduct. In most cases, DCM will follow Glass Lewis’ voting recommendations, but it may deviate on specific proxy proposals.

The use of Glass Lewis minimizes the number of potential conflicts of interest DCM might face in voting proxies. In the event that a potential conflict would arise where DCM isn’t comfortable with voting on a particular proposal, then DCM will identify the potential conflict to its client and ask the client to consider voting the proposal on its behalf.

Appendix A contains a summary of the Glass Lewis Proxy Voting Guidelines.

Oversight

The Chief Compliance Officer or its designee is responsible for overseeing these policies and the relationship any third party proxy voting service.

Copy of this Policy and Voting Record

Advisory clients and Mutual Fund Client investors may obtain copies of this proxy voting policy, together with information regarding how we have voted with respect to their securities, by contacting DCM at inquiries@dcmadvisors.com or by calling at (917) 386-6260.

Appendix A - Glass Lewis Proxy Voting Guidelines Summary

1.	Anti-Takeover Measures

-      Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

-      Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be exercisable by between 10% to 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

-      Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

-      Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

-      Cumulative Voting. Glass Lewis reviews these proposals on a case- by- case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances, Glass Lewis typically recommends in favor of cumulative voting.

-      Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests and that a simple majority is appropriate to approve all matters presented to shareholders.

2.	Election of Directors

-      Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee. In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two- thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two- thirds threshold. Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees. Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit,compensation, nominating or governance committee, or who has served in that capacity in the past year.

-      Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

-      Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting- related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

-      Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

3.	Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee. Glass Lewis typically supports audit- related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5- 7 years).

4.	Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

-      Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre- split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

-      Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

-      Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

-      Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan foruse of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

5.	Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity- based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism and firmly opposes them. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options. Glass Lewis believes in performance- based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity- based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity- based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance- based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks the executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter- grade system, Glass Lewis ranks companies according to their pay- for- performance. Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make soundjudgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity- based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non- employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay- for- performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance. However, Glass Lewis favors performance- based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance- based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

6.	Social and Corporate Responsibility3

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection. Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directorCSs who were on the board when the substantial risk arose, was ignored or was not mitigated.

3 Glass Lewis has generally discontinued providing guidance with respect to particular social and corporate responsibility issues. DCM has elected to continue to adhere to Glass Lewis’ previously issued guidelines on these issues, but may discontinue following the guidelines in the future.

PART C OTHER INFORMATION

Item 28. Exhibits:

(a) Articles of Organization of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment 35 as filed with the SEC on June 6, 2008).

(b) By-Laws of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment No. 46 as filed with the SEC on June 28, 2013).

(c) Not Applicable.

(d) Investment Advisory Contract, dated September 1, 1978, by and between the Copley Trust (formerly Steadman Tax-Sheltered Trust and now Copley Fund, Inc.) and Copley Financial Services Corp., a Massachusetts corporation (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

(e) Not Applicable.

(f) Not Applicable.

(g) Custodian Agreement by and between the Copley fund, Inc. and MUFG Union Bank, N.A.

(h) (1) Transfer Agency and Service Agreement by and between Copley Fund, Inc. and Gemini Fund Services, Inc. (incorporated by reference to Post- Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

(2) Fund Accounting Service Agreement by and between Copley Fund, Inc. and Gemini Fund Services, Inc. (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

(3) Fee Waiver Agreement.

(i) Legal Opinion and Consent of Counsel is filed herewith.

(j) Consent of Independent Auditor is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable

(n) Not Applicable.

(o) Reserved.

(p)(1) Code of Ethics of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment No. 26) (Accession No. 0000721291-00-000005).

(2) Code of Ethics for Principal Executive and Senior Financial Officer of Copley Fund, Inc. (incorporated by reference to Post-Effective Amendment No. 30) (Accession No. 0000721291-04-000008).

Item 29. Persons Controlled by or Under Common Control With Registrant

Estate of Irving Levine

Copley Financial Services, Inc.
(1)

Copley Fund, Inc.
(2)

(1) See “Investment Adviser - The Adviser” in the Statement of Additional Information.

(2) See “Control Persons and Principal Shareholders” in the Statement of Additional Information.

Item 30. Indemnification

The By-Laws of the Fund provide that each director and officer shall be indemnified and held harmless by the Fund against to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by reason of the fact that he or she is or was a director or officer of the Fund or was serving in any capacity at the request of the Fund as a director, officer, employee, agent, partner, member, manager or fiduciary of the Fund, except if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. The indemnity rights granted by the Fund’s By-Laws are not deemed to be exclusive of other rights, if any, which such a director or officer may have under applicable law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Copley Financial Services Corp., the Fund’s investment adviser (“CFSC”), is engaged in no other business. Please see Parts A and B of this Registration Statement for discussion of Investment Advisor.

Item 32. Principal Underwriters

None

Item 33. Location of Accounts and Records

With the exception of the minute book of Shareholders and Directors and files of all advisory material received from the investment adviser, which are maintained by the Fund at c/o Gallet Dreyer & Berkey LLP, 845 Third Avenue, New York, New York 10022, all other accounts, books or other documents required to be maintained by the Fund pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder, are maintained by Gemini Fund Services, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of La Plata, in the State of Maryland, on June 28, 2021.

COPLEY FUND, INC.

By: /s/ Roy G. Hale
Roy Hale, President, Treasurer, Chief Financial and Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE

/s/ Roy G. Hale	President, Chief
Roy Hale	Financial and Accounting
Officer

/s/ Roy G. Hale	Director
Roy C. Hale

/s/ David I. Faust	Director and Secretary
David I. Faust, Esq.